EXHIBIT 99

                         FORM 4 JOINT FILER INFORMATION

Name:                                      Principal Financial Services, Inc.
Address:                                   711 High Street
                                           Des Moines, Iowa  50392
Designated Filer:                          Principal Financial Group, Inc.
Issuer and Ticker Symbol:                  HealthExtras, Inc. (HLEX)
Date of Event Requiring Statement:         2/5/2007
Signature:                                 By:      /S/ JOYCE N. HOFFMAN
                                                    ----------------------------
                                                    Senior Vice President and
                                                    Corporate Secretary

Name:                                      Principal Life Insurance Company.
Address:                                   711 High Street
                                           Des Moines, Iowa  50392
Designated Filer:                          Principal Financial Group, Inc.
Issuer and Ticker Symbol:                  HealthExtras, Inc. (HLEX)
Date of Event Requiring Statement:         2/5/2007
Signature:                                 By:      /S/ JOYCE N. HOFFMAN
                                                    ----------------------------
                                                    Senior Vice President and
                                                    Corporate Secretary

Name:                                      Principal Holding Company
Address:                                   711 High Street
                                           Des Moines, Iowa  50392
Designated Filer:                          Principal Financial Group, Inc.
Issuer and Ticker Symbol:                  HealthExtras, Inc. (HLEX)
Date of Event Requiring Statement:         2/5/2007
Signature:                                 By:      /S/ JOYCE N. HOFFMAN
                                                    ----------------------------
                                                    Senior Vice President and
                                                    Corporate Secretary